UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 18, 2025

IMMUNOVANT, INC.
(Exact name of registrant as specified in its charter)

Delaware		001-38906	83-2771572
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(IRS Employer Identification No.)

320 West 37th Street
New York,	NY		10018
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (917) 580-3099

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	IMVT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departures of Chief Executive Officer and Chief Financial Officer

Peter Salzmann, M.D. retired from his roles as the Chief Executive Officer and principal executive officer of Immunovant, Inc. (the “Company” or “Immunovant”), effective April 20, 2025 (the “Separation Date”), and as a member of the Company’s Board of Directors (the “Board”), effective April 18, 2025. The Company has entered into a Separation Agreement and General Release (the “Salzmann Separation Agreement”) with Dr. Salzmann, pursuant to which Dr. Salzmann will receive severance benefits in accordance with the existing terms of his employment agreement with the Company, dated May 30, 2019, which was filed as Exhibit 10.11 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 20, 2019. In addition, Dr. Salzmann’s outstanding incentive equity awards will be eligible to continue to vest in accordance with their terms for up to 12 months, provided that he provides transition services to the Company as may be requested by the Company from time to time during such period. The Salzmann Separation Agreement also provides that in the event of a change in control of the Company within the 12-month period following the Separation Date, any then-outstanding and unvested incentive equity awards will immediately vest in full upon such change in control. The benefits described above are in consideration for, and contingent upon, among other things, Dr. Salzmann’s agreement to a standard release of claims in favor of the Company.

The foregoing description of the Salzmann Separation Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the complete text of such document, a copy of which will be filed as exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2025.

Also effective April 20, 2025, Renee Barnett ceased serving as the Chief Financial Officer (including the principal financial officer and principal accounting officer) of the Company. The Company expects to enter into a Separation Agreement and General Release with Ms. Barnett, containing a standard release of claims in exchange for the severance benefits as provided under Ms. Barnett’s employment agreement with the Company, dated September 14, 2021, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 15, 2021.

Resignation of Director

On April 18, 2025, George Migausky, a member of Immunovant’s Board and Chair of the Audit Committee of the Board (the “Audit Committee”), resigned from the Board and the Audit Committee, effective immediately. Mr. Migausky’s resignation from the Board was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

In connection with Mr. Migausky’s resignation, upon the recommendation of the Compensation Committee of the Board (the “Compensation Committee”), the Board approved the acceleration of vesting for the restricted stock unit (“RSU”) award and the stock option previously granted to Mr. Migausky on April 1, 2025 in connection with his service as a director pursuant to the Company’s 2019 Equity Incentive Plan (the “Plan”), such that such awards became vested in full as of Mr. Migausky’s last day as a member of the Board. Upon the recommendation of the Compensation Committee, the Board also approved an extension of the exercise period for Mr. Migausky’s outstanding stock option grants to 12 months following his resignation.

Appointments of Directors and Board Committee Assignments

On April 18, 2025, upon the recommendation of the Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”), the Board appointed Robert Susman and Jacob Bauer to fill the vacancies on the Board created by the departure of each of Dr. Salzmann and Mr. Migausky, to serve until the Company’s 2025 annual meeting of stockholders or until their respective successor is duly appointed and qualified, or until their earlier death, resignation or removal. In connection with their appointments, and upon the recommendation of the Compensation Committee, the Board approved equity awards for each of Mr. Susman and Mr. Bauer with a total grant date value of $800,000, consisting of 50% stock options and 50% RSUs. The number of shares underlying each award will be determined based on the 30-day trailing average price of the Company’s common stock on the Nasdaq Global Select Market as of May 1, 2025 (the “Grant Date”), with the stock options having an exercise price equal to the closing price of the Company’s common stock as reported by the Nasdaq Global Select Market on the Grant Date. The equity awards will be granted pursuant to the Plan. The shares subject to these awards will vest on an annual basis over three years commencing on the Grant Date, subject to the director’s continuous service with the Company on each applicable vesting date.

Prior to joining Immunovant, Mr. Susman served as Director of Strategy at Artisan Partners, a publicly traded asset manager with over $160 billion in assets under management, from April 2023 to November 2024. His leadership role involved business development, client fundraising and managing the investment research team of one of the firm’s newest alternative investment strategies. Prior to that, from January 2013 to April 2024, Mr. Susman was a Portfolio Manager and Senior Analyst at Marsico Capital, a multi-billion dollar growth-oriented investment firm, where he co-managed the Global Fund and International Opportunities Fund. Prior to this role, Mr. Susman was an Analyst at Baron Capital and held various positions at Morgan Stanley. Mr. Susman graduated from Harvard College and Harvard Business School and is a CFA Charterholder.

Mr. Bauer has served as a Venture Partner at ARCH Venture Partners and SR One Capital Management since September 2021 and as an independent consultant working with companies in the life sciences industry since November 2020. Prior to MyoKardia, Inc.’s acquisition by Bristol Myers Squibb in November 2020, Mr. Bauer served as the Chief Business Officer of MyoKardia, Inc., a clinical stage biopharmaceutical company, beginning in 2018. Mr. Bauer has also served as the Senior Vice President, Finance and Corporate Development and Principal Financial Officer of MyoKardia, Inc. from July 2016 to July 2014. Mr. Bauer also serves on the boards of directors of Enliven Therapeutics, Attralus, Simcha Therapeutics and Dispatch Therapeutics. Mr. Bauer holds a B.Sc. in Biology and a B.A. in Economics from Duke University and an M.B.A. from Harvard Business School.

Further, upon the recommendation of the Nominating Committee, the Board appointed Messrs. Susman and Bauer to committees of the Board, effective April 18,2025. Following such appointments, the committees of the Board consist of the following members, effective April 18, 2025:

•Audit Committee: Jacob Bauer (Chair), Douglas Hughes and Robert Susman
•Compensation Committee: Andrew Fromkin (Chair), Douglas Hughes, Robert Susman and Frank Torti
•Nominating and Corporate Governance Committee: Atul Pande (Chair), Jacob Bauer and Andrew Fromkin

There is no arrangement or understanding between Mr. Susman or Mr. Bauer and any other persons pursuant to which either Mr. Susman or Mr. Bauer was appointed as a director. Neither Mr. Susman nor Mr. Bauer, nor any member of their respective immediate families, has any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each of Mr. Susman and Mr. Bauer has entered into the Company’s standard form of indemnification agreement, a copy of which is filed as Exhibit 10.5 to the Company’s Current Report on Form 8-K filed with the SEC on December 20, 2019.

Appointments of Chief Executive Officer and Chief Financial Officer

On April 18, 2025, upon the recommendation of the Nominating Committee, the Board appointed Eric Venker, M.D. as Chief Executive Officer and principal executive officer of the Company, effective April 21, 2025 (the “Start Date”). Dr. Venker, age 38, is currently a director of Immunovant and also serves as President and Chief Operating Officer of Roivant Sciences, Inc. (“Roivant”), an affiliate of Roivant Sciences Ltd., controlling shareholder of Immunovant (“RSL”). Dr. Venker first joined Roivant in 2014 and has since served in various roles of increasing responsibility, including Chief of Staff to the CEO. Prior to joining Roivant, Dr. Venker was a physician at New York Presbyterian Hospital, Columbia University Medical Center, where he trained in internal medicine. While there, Dr. Venker served as the Chair of the Housestaff Quality Council and led operational initiatives to improve efficiencies across a large hospital system with $5 billion in annual revenue. Earlier in his career, Dr. Venker was a Clinical Pharmacist at Yale-New Haven Hospital. Dr. Venker received his Pharm.D. from St. Louis College of Pharmacy and his M.D. from Yale School of Medicine. Dr. Venker will continue to serve in his capacity as a director of Immunovant and continue to serve as the President and Chief Operating Officer of Roivant following his appointment as Chief Executive Officer of Immunovant.

In connection with his appointment as Chief Executive Officer of the Company, the Company expects to enter into an employment agreement with Dr. Venker.

In addition, on April 18, 2025, upon the recommendation of the Nominating Committee, the Board appointed Tiago Girao as Chief Financial Officer (including the principal financial officer and principal accounting officer) of the Company, effective as of the Start Date. Mr. Girao, age 45, a seasoned executive with over 20 years of experience leading finance, accounting and operations for U.S. and global public and private companies. Since April 2019, he has served as Chief Financial Officer for multiple subsidiaries of Roivant. Prior to joining Roivant, Mr. Girao served as Chief Financial Officer at Cytori Therapeutics, Inc. (Nasdaq: CYTX), from 2014 to 2019, and held roles of increasing responsibility at Nuvasive, Inc. (Nasdaq: NUVA). His foundational experience includes over a decade in the audit practices of Ernst & Young and KPMG. He also served on the Board of Directors for Landos Biopharma, Inc. (Nasdaq: LABP) from 2021 until its acquisition by AbbVie Inc. in 2024. Mr. Girao is a California Certified Public Accountant and holds an accounting degree from Universidade de Fortaleza, Brazil.

In connection with his appointment as Chief Financial Officer of the Company, Mr. Girao entered into an employment agreement with the Company, pursuant to which he will receive an annual base salary of $481,000 and will be eligible to receive a discretionary annual performance bonus, with a target annual value equal to 45% of his base salary, subject to an assessment by the Compensation Committee of his performance, as well as business conditions at the Company. In addition, upon the recommendation of the Compensation Committee, the Board approved equity awards for Mr. Girao with a total grant date value of $6,664,000, consisting of 50% stock options and 50% RSUs. The number of shares underlying each award will be determined based on the 30-day trailing average price of the Company’s common stock on the Nasdaq Global Select Market as of the Grant Date, with the stock options having an exercise price equal to the closing price of the Company’s common stock as reported by the Nasdaq Global Select Market on the Grant Date. The equity awards will be granted pursuant to the Plan. The grants of stock options and RSUs will each be subject to a 4-year vesting period, with 25% of each grant vesting on the one (1) year anniversary of the Start Date and the balance vesting in a series of twelve (12) successive equal quarterly installments thereafter, provided Mr. Girao is employed by Immunovant on each such vesting date, and will accelerate and vest in full upon his termination of employment without “cause” or resignation for “good reason” (as such terms are defined in his employment agreement) within 12 months following a change in control of the Company, subject to his execution and non-revocation of a general release of claims against the Company.

The foregoing description of Mr. Girao’s employment agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the complete text of such document, a copy of which will be filed as exhibits to the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2025.

Other than as described above, there are no arrangements or understandings between Dr. Venker or Mr. Girao and any other person pursuant to which either of Dr. Venker or Mr. Girao was selected as an officer of the Company. Neither Dr. Venker nor Mr. Girao, nor any member of their respective immediate families, has any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Exchange Act. Furthermore, there is no family relationship between Dr. Venker or Mr. Girao and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company.

Mr. Girao intends to enter into the Company’s standard form of indemnification agreement, a copy of which is filed as Exhibit 10.5 to the Company’s Current Report on Form 8-K filed with the SEC on December 20, 2019.

Item 7.01. Regulation FD Disclosure.

On April 21, 2025, the Company issued a press release announcing the transitions described under Item 5.02 above. A copy of the press release relating to the transitions and other business updates is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any other filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01. Other Events.

As described in the press release, RSL will host a live conference call and webcast at 8:00 a.m. Eastern Time on Monday, April 21, 2025, to discuss the transitions at Immunovant as described under Item 5.02 above, as well as other business updates as described in the press release referenced under Item 7.01 above. A copy of the presentation to be used during the conference call is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated April 21, 2025.
99.2	Presentation by Roivant Sciences Ltd., dated April 21, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMMUNOVANT, INC.

	By:	/s/ Chris Van Tuyl
Chris Van Tuyl
Chief Legal Officer
Date: April 21, 2025